Exhibit 10.6

Certain portions of this agreement, for which confidential treatment has been requested, have been omitted and filed separately with the Securities and Exchange Commission. Sections of the agreement where portions have been omitted have been identified in the text.

7th AMENDMENT

RESTATED DEL MONTE FOODS

RETAIL BROKERAGE AGREEMENT

This Seventh Amendment (“7th Amendment”) dated February 15, 2013 shall amend the Restated Del Monte Foods Retail Brokerage Agreement dated November 22, 2008 and subsequently amended on May 4, 2009, September 22, 2009, January 26, 2010, May 1, 2010, August 11, 2010, February 10, 2011, and January 6, 2012 (the “Agreement”), by and between Del Monte Corporation, a corporation with its main business office at One Maritime Plaza, San Francisco, California 94111 (the “Client”) and Advantage Sales & Marketing LLC, a limited liability company with its main business office at 18100 Von Karman Avenue, Suite 900, Irvine, CA 92612 (“Broker”).

WHEREAS, the parties desire to amend the Agreement to revise Attachments B-1E, B-2E, and C-1 per edits attached.

NOW, THEREFORE, in acknowledgement of good and valuable consideration, the sufficiency of which is acknowledged, the parties agree to add to the Agreement as follows:

1.	Attachment B-1F: The parties agree to replace the current “Attachment B-1E” in its entirety with a new “Attachment B-1F” as contained herein, effective February 15, 2013.

2.	Attachment B-2F: The parties agree to replace the current “Attachment B-2E” in its entirety with a new “Attachment B-2F” as contained herein, effective February 15, 2013.

3.	Attachment C-2: The parties agree to replace the current “Attachment C-1” in its entirety with a new “Attachment C-2” as contained herein, effective February 15, 2013.

4.	No Other Change: Except as modified by the 7th Amendment, the Agreement will remain in full force and effect as set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this 7th Amendment to be executed by their duly authorized representatives as of the date first above written.

ADVANTAGE SALES & MARKETING LLC		DEL MONTE CORPORATION

By:	/s/ Mike Salzberg	By:	/s/ Tim Cole
Name:	Mike Salzberg	Name:	Tim Cole
Title:	President & COO	Title:	Executive Vice President
Date:	2/15	Date:

ATTACHMENT B-1F

DEL MONTE FOODS CORPORATION

RETAIL GROCERY BROKERAGE AGREEMENT

EFFECTIVE FEBRUARY 15, 2013

Applicable Brokerage Rates/Classes of Trade/Other Compensation

Brokerage Commissions shall be computed where applicable on the billed sales to the customers and classes of trade set forth below. Effective as of the Effective Date and subject to the exclusions set forth herein, Brokerage Commissions shall be paid at the commission rates set forth below applied to Client’s adjusted base delivered price (see provision 2 of Agreement). Commission rates and/or other payments for services under this Agreement may be amended upon mutual agreement by the parties in writing.

A.	Del Monte Brands, Del Monte Pet Products, College Inn Broth, Produce		Applicable Base Brokerage Rate
(except as indicated on Attachment B-2F)

	I.	Retail Grocery Customers
		• Center Store (HQ)	[***]*
		• Produce (HQ)	[***]*
		• Hawaii (Center Store and Produce – Full Service)	[***]*

	II.	Drug Stores	[***]*

	III.	Convenience Stores	[***]*

	IV.	Sporting Goods	[***]*

	V.	Minor Mass	[***]*

	VI.	Specialty Distributors	[***]*

	VII.	Administrative Support Customers	[***]*

Bonuses, if applicable, shall be paid at rates mutually agreed upon by the parties.

B.     Dedicated Retail Team. In addition to the brokerage rates set forth above, Broker shall be paid a lump sum payment of $[***]* monthly ($[***]* annually) for Dedicated Retail Team (DRT) services in the grocery channel. Services provided by the DRT shall consist of customary dedicated retail services including the following:

Retail Distribution Management

New Product Distribution

Schematic Integrity

Merchandising

Retail Audits

Retail Call Reporting (Date and Location of Retail Calls)

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

The DRT shall perform services for all Client customers in the grocery channel (including the national retailers directly serviced by Client (identified on Attachment C-2 hereto) and those retail grocery accounts managed by Louis F. Leeper Company), as defined in the agreed deployment model. Note: ASM’s “syndicated” retail services may be used periodically at a rate of $[***]* capped at Del Monte’s discretion.

C. In-Store Execution/Reset Activity. Client shall pay to Broker a monthly payment for all grocery channel in-store execution and reset activity based on (i) actual labor support supplied during a month (at Broker’s published retail service rates), and (ii) to the extent applicable, Client’s pro-rata share of customer charges for in-store execution/reset activity. Broker in-store execution/reset activity shall be performed in accordance with plans and budgets approved in advance by Client. Broker shall submit a detailed invoice for in-store execution/reset activity to Client by the fifteenth day of the month following the month in which such services were performed. All charges set forth in such invoice shall be substantiated by reasonable supporting documentation or records. Payment for In-Store Execution/Reset Activity shall be billed at $[***]* and capped at $[***]* per Client fiscal year. Fixed budgets to include Grocery Produce.

D. Development Projects/Surge. As directed by Client and agreed to by Broker. To be paid on a per-project basis at a rate of $[***]*.

E. Other Services. Broker shall perform such other services as specified by Client at rates and subject to terms mutually agreed to by Client and Broker.

F. Walmart Retail Coverage – All Formats

1.	Retail Calls
(Covering Del Monte Brands, Del Monte Pet Products, College Inn Broth, Produce)

A.	Frequency – [***]* $[***]*

Duration derived by format, sku count, and call attainment goals)

B.	Smart Goals as mutually agreed by the parties

2.	CDM / Analyst Expense

3.	Store Set Up
New Store and Existing Stores as mutually agreed by the parties

G. Back Office Support Services

Expectations and compensation as mutually agreed by the parties. Included but not limited to:

•	Direct team customer support (eg. CDM)

•	Category management

•	Space management

•	Administrative support

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ATTACHMENT B-2F

EXCLUSIONS

DEL MONTE FOODS CORPORATION

RETAIL GROCERY BROKERAGE AGREEMENT

EFFECTIVE FEBRUARY 15, 2013

Broker shall not receive brokerage commissions on sales of Client’s products to the following customers unless they are specifically designated on Attachment C-2:

Direct Mass Merchandising

Walmart (All Formats, including but not limited to Super Center, Division I, and Neighborhood Markets)

National Retailers

Kroger (Coordinated and Non-Coordinated)

Safeway

Publix

Delhaize

Meijer

HEB

K-Mart

Ahold

Target

Leeper Customers

Those customers in the Pittsburgh/Cleveland territory serviced by Louis F Leeper Co. and its affiliates

Drug Stores

See Attachment C-2 for breakdown of Full Commission and Admin Support Only

Other

Dollar Stores

Club Stores

Pet Specialty

Institutional (except for food service items ordered by covered retail customers, as agreed by Client)

Government and Military

Private Label

Vending

Food Ingredients

Export

As set forth herein

Produce

No commission payable with respect to those markets identified on Attachment B-2F

ATTACHMENT B-2F

EXCLUDED PRODUCE MARKETS

Oklahoma

Kansas City

Chicago

Milwaukee

Newell

Buffalo

Cleveland

Pittsburgh

Salt Lake City

Phoenix

San Francisco

Brokerage Split Policy: Regional broker has HQ responsibility. ASM has retail responsibility only (Paid as part of DRT monthly lump-sum)

Portland Market

Customer Code: 160749 – Unified Western Grocers, Modesto CA

Customer Code: 160329 – Winco Foods, Salem OR

Customer Code: 160677 – United Salad Co, Portland OR

Seattle Market

Customer Code: 167837 – Associated Grocers, Seattle WA (Unified Grocers)

Customer Code: 160689 – Charlie’s Produce, Seattle

Spokane Market

Customer Code: 160690 – Peirone’s Produce Co, Spokane

Customer Code: 160620 – Spokane Produce Inc, Spokane

Boise Market

Customer Code: 160020 – Albertson’s Distribution (IMW – SV)

Customer Code: 160018 – Albertson’s Distribution (IMW – SV)

Customer Code: 134006 – Albertson’s Distribution (IMW – SV)

Dallas Market

Customer Code: 160009 – Affiliated Foods Inc, Amarillo

Customer Code: 165977 – American Produce & Vegetable, Dallas

Customer Code: 100123 – Associated Wholesale Grocers, Kansas City

Customer Code: 160051 – Brookshire Grocery Company, Tyler

Customer Code: 160461 – United Supermarkets, LLC Lubbock

ATTACHMENT B-2F

Houston Market

Customer Code: 160049 – Brenham Wholesale, Brenham

Customer Code: 160050 – Brookshire Brothers, Lufkin

Customer Code: 160135 – Grocers Supply, Houston

Customer Code: 160583 – Houston Fruitland Inc, Houston

Customer Code: 167878 – Cox’s Foodarama

Customer Code: 167829 – Sellers Bros Inc

SuperValu Independent Market (Atlanta)

Customer Code: 160158 – SuperValu Inc. – Quincy, FL

Customer Code: 160464 – SuperValu Inc. – Anniston, AL

Customer Code: 160477 – SuperValu Inc. – Hammond/Indianola, MS

ATTACHMENT C-2

INCLUSIONS

DEL MONTE FOODS CORPORATION

RETAIL GROCERY BROKERAGE AGREEMENT

Items: Del Monte Brands, Del Monte Pet Products, College Inn Broth, Produce

Channel: Retail Grocery Customers (except those identified in Attachment B-2F)

All direct-buying customers in the following markets:

LOS ANGELES	A&P/PATHMARK
SAN FRANCISCO	BALTIMORE/WASHINGTON
DALLAS	HARRISBURG
HOUSTON	NEW YORK
WEST TEXAS	NEW YORK/NY METRO A/O
PHOENIX	BUFFALO/ROCHESTER
PORTLAND/SEATTLE	CHARLOTTE
SALT LAKE CITY	NASHVILLE/KNOXVILLE
HAWAII	MIAMI
KANSAS CITY	NEW ORLEANS
DES MOINES/OMAHA	JACKSONVILLE
CHICAGO	GREENVILLE
NASH FINCH (w/ KMART)	BIRMINGHAM
DETROIT	ALBANY
GRAND RAPIDS	BOSTON
INDY/LOUISVILLE	C&S INDIRECTS
ST. LOUIS	C&S NORTHEAST
SUPERVALU MW/SE REG
SUPERVALU NORTH/NW REG
SUPERVALU EASTERN REG
SUPERVALU RETAIL (excl SHAWS)
SHAWS
SAVE-A-LOT

Channel: Produce Grocery Customers (except those identified in Attachment B-2F)

INDIANAPOLIS-PRODUCE	DES MOINES-PRODUCE
NEW ORLEANS-PRODUCE	ST LOUIS-PRODUCE
ALBANY-PRODUCE	L A-PRODUCE
BOSTON-PRODUCE	DETROIT-PRODUCE
NEW YORK-PRODUCE	GRAND RAPIDS-PRODUCE
SYRACUSE-PRODUCE	MINNEAPOLIS – PRODUCE
BIRMINGHAM-PRODUCE	NASH FINCH – PRODUCE
CHARLOTTE-PRODUCE
FLORIDA-PRODUCE
PHILADELPHIA-PRODUCE
RICHMOND-PRODUCE
WINN DIXIE-PRODUCE

Channel: Drug Stores - Full Headquarter support only at [***]* (except as specifically indicated below as Administrative Support Only)

All direct buying customers below in the following markets:

A/O DRUG

CHAIN DRUG

Channel: Drug Stores - Administrative Support Only at [***]*

All direct buying customers in the following markets:

BEYER FARMS INC

CVS DRUG STORES

LOWE’S COMPANIES INC

RITE AID

WALGREENS*

*Walgreens #19 Maspeth location was purchased from Duane Reade and supplies only Duane Reade stores and receives [***]* commission for this location only, all other Walgreens is the admin support only rate of [***]*

Channel: Convenience Stores

All direct buying customers in the following markets:

C-STORE (BIG 4)

A/O C-STORE

Channel: Sporting Goods

All direct buying customers in the following markets:

Sports Authority

RC Wiley

WS Badcock

Dick’s Sporting Goods

Academy

Bass Pro Shops,

Sportsman’s Warehouse

Sports Chalet

Big 5

Hibbett Sports

Cabelas

MC Sport

Dunhams

Gander Mountain

Liberty Distribution Company

Vistar

Channel: Channels Other

All direct buying customers in the following markets:

REGIONAL MASS

SPECIALTY DIST.

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION